Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2024 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	340	11,774	—	11,774
Dallas, TX	10,116	—	—	10,116	—	10,116
Austin, TX	6,829	350	—	7,179	—	7,179
Charlotte, NC	5,651	560	352	6,563	—	6,563
Orlando, FL	5,643	264	—	5,907	—	5,907
Tampa, FL	5,416	—	—	5,416	—	5,416
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Houston, TX	5,175	—	—	5,175	—	5,175
Nashville, TN	4,375	—	—	4,375	—	4,375
Fort Worth, TX	3,687	—	—	3,687	—	3,687
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Phoenix, AZ	2,968	—	323	3,291	112	3,403
Charleston, SC	3,168	—	—	3,168	—	3,168
Greenville, SC	2,354	—	—	2,354	—	2,354
Richmond, VA	1,732	272	—	2,004	—	2,004
Northern Virginia	1,888	—	—	1,888	—	1,888
Savannah, GA	1,837	—	—	1,837	—	1,837
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Huntsville, AL	1,228	—	—	1,228	—	1,228
Denver, CO	1,118	—	—	1,118	84	1,202
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,502	672	—	7,174	262	7,436
Total Multifamily Units	97,289	2,118	1,015	100,422	458	100,880
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2024			Average Effective	As of March 31, 2024
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2024	Completed Units	Total Units, Including Development
Atlanta, GA	$2,104,322	13.3%	94.1%	$1,839	11,434
Dallas, TX	1,588,183	10.1%	95.6%	1,668	10,116
Charlotte, NC	1,154,714	7.4%	95.9%	1,651	6,211
Orlando, FL	1,032,421	6.6%	96.0%	2,006	5,907
Tampa, FL	1,012,979	6.5%	96.4%	2,094	5,416
Austin, TX	959,501	6.1%	94.2%	1,610	7,179
Raleigh/Durham, NC	735,801	4.7%	96.2%	1,543	5,350
Houston, TX	705,043	4.5%	95.4%	1,428	5,175
Northern Virginia	575,284	3.7%	97.5%	2,376	1,888
Nashville, TN	563,404	3.6%	96.3%	1,698	4,375
Phoenix, AZ	486,052	3.1%	95.0%	1,744	2,968
Charleston, SC	432,000	2.8%	96.6%	1,780	3,168
Fort Worth, TX	394,061	2.5%	95.9%	1,575	3,687
Jacksonville, FL	315,856	2.0%	96.3%	1,534	3,496
Denver, CO	296,322	1.9%	95.7%	1,972	1,118
Richmond, VA	280,021	1.8%	97.4%	1,603	2,004
Fredericksburg, VA	256,625	1.6%	98.0%	1,805	1,435
Greenville, SC	240,793	1.5%	96.8%	1,325	2,354
Savannah, GA	226,793	1.4%	96.4%	1,695	1,837
Kansas City, MO-KS	193,265	1.2%	96.1%	1,579	1,110
Birmingham, AL	172,998	1.1%	95.5%	1,393	1,462
San Antonio, TX	171,743	1.1%	95.7%	1,385	1,504
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	206,073	1.3%	96.0%	1,337	2,754
Florida	192,518	1.2%	96.0%	1,826	1,806
Alabama	177,441	1.1%	95.0%	1,393	1,648
Virginia	165,160	1.1%	96.0%	1,744	1,039
Kentucky	102,791	0.7%	97.5%	1,220	1,308
Maryland	83,913	0.5%	97.0%	2,218	361
Nevada	75,684	0.5%	96.9%	1,570	721
South Carolina	39,313	0.3%	92.5%	1,220	576
Stabilized Communities	$14,941,074	95.2%	95.7%	$1,689	99,407
Phoenix, AZ	174,764	1.1%	43.1%	1,923	435	640
Charlotte, NC	106,564	0.7%	81.5%	1,935	352	352
Tampa, FL	110,917	0.7%	—	—	—	495
Denver, CO	102,732	0.7%	6.8%	2,335	84	352
Salt Lake City, UT	93,927	0.6%	38.5%	1,796	262	400
Atlanta, GA	91,187	0.6%	49.7%	2,200	340	340
Raleigh/Durham, NC	65,154	0.4%	—	—	—	406
Lease-up / Development Communities	$745,245	4.8%	43.7%	$1,991	1,473	2,985
Total Multifamily Communities	$15,686,319	100.0%	94.6%	$1,693	100,880	102,392
(1)
Schedule excludes MAA's 35% ownership in a 269-unit joint venture property in Washington, D.C. As of March 31, 2024, the gross investment in real estate for this community was $81.9 million and includes a mortgage note payable of $51.9 million. For the three months ended March 31, 2024, this apartment community achieved NOI of $2.1 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	Three Months Ended			As of March 31, 2024
	March 31, 2024	March 31, 2023	Percent Change	Apartment Units	Gross Real Assets
Operating Revenues
Same Store Communities	$519,629	$512,431	1.4%	97,289	$14,571,491
Non-Same Store Communities	12,197	10,159		2,118	369,583
Lease-up/Development Communities	5,231	1		1,473	745,245
Total Multifamily Portfolio	$537,057	$522,591		100,880	$15,686,319
Commercial Property/Land	6,565	6,442		—	378,940
Total Operating Revenues	$543,622	$529,033		100,880	$16,065,259

Property Operating Expenses
Same Store Communities	$185,046	$175,502	5.4%
Non-Same Store Communities	4,495	4,276
Lease-up/Development Communities	3,402	341
Storm Costs	2,165	—
Total Multifamily Portfolio	$195,108	$180,119
Commercial Property/Land	2,694	2,684
Total Property Operating Expenses	$197,802	$182,803

Net Operating Income
Same Store Communities	$334,583	$336,929	-0.7%
Non-Same Store Communities	7,702	5,883
Lease-up/Development Communities	1,829	(340)
Storm Costs	(2,165)	—
Total Multifamily Portfolio	$341,949	$342,472
Commercial Property/Land	3,871	3,758
Total Net Operating Income	$345,820	$346,230	-0.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2024	March 31, 2023	Percent Change
Property Taxes	$68,061	$64,617	5.3%
Personnel	39,766	37,981	4.7%
Utilities	32,611	31,631	3.1%
Building Repair and Maintenance	21,784	21,122	3.1%
Office Operations	8,533	7,071	20.7%
Insurance	8,237	7,112	15.8%
Marketing	6,054	5,968	1.4%
Total Property Operating Expenses	$185,046	$175,502	5.4%

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2024	March 31, 2023
Atlanta, GA	11,434	12.0%	94.2%	94.9%
Dallas, TX	10,116	9.6%	95.0%	95.6%
Tampa, FL	5,416	7.0%	95.9%	95.5%
Orlando, FL	5,643	6.9%	95.9%	96.1%
Charlotte, NC	5,651	6.2%	95.0%	95.6%
Austin, TX	6,829	5.9%	94.3%	95.3%
Raleigh/Durham, NC	5,350	5.5%	95.5%	95.2%
Nashville, TN	4,375	4.8%	95.8%	95.4%
Houston, TX	5,175	3.9%	95.3%	95.9%
Fort Worth, TX	3,687	3.7%	95.0%	95.4%
Charleston, SC	3,168	3.6%	96.0%	95.6%
Phoenix, AZ	2,968	3.6%	95.2%	95.8%
Jacksonville, FL	3,496	3.2%	95.2%	96.0%
Northern Virginia	1,888	2.9%	96.5%	95.9%
Greenville, SC	2,354	2.0%	95.9%	96.0%
Savannah, GA	1,837	1.9%	95.6%	96.0%
Richmond, VA	1,732	1.9%	96.1%	95.8%
Fredericksburg, VA	1,435	1.8%	97.0%	96.2%
Memphis, TN	1,811	1.5%	95.3%	95.0%
Denver, CO	1,118	1.5%	96.0%	95.2%
Birmingham, AL	1,462	1.2%	95.1%	95.8%
San Antonio, TX	1,504	1.1%	95.1%	95.3%
Kansas City, MO-KS	1,110	1.1%	95.7%	95.2%
Huntsville, AL	1,228	1.0%	94.7%	95.7%
Other	6,502	6.2%	95.7%	95.3%
Total Same Store	97,289	100.0%	95.3%	95.5%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2024	Q1 2023	% Chg	Q1 2024	Q1 2023	% Chg	Q1 2024	Q1 2023	% Chg	Q1 2024	Q1 2023	% Chg
Atlanta, GA	11,434	$65,121	$64,724	0.6%	$24,890	$23,207	7.3%	$40,231	$41,517	(3.1)%	$1,839	$1,832	0.4%
Dallas, TX	10,116	52,950	52,290	1.3%	20,959	20,534	2.1%	31,991	31,756	0.7%	1,668	1,642	1.6%
Tampa, FL	5,416	35,723	35,116	1.7%	12,384	11,629	6.5%	23,339	23,487	(0.6)%	2,094	2,073	1.1%
Orlando, FL	5,643	35,420	34,898	1.5%	12,324	11,829	4.2%	23,096	23,069	0.1%	1,987	1,960	1.4%
Charlotte, NC	5,651	29,082	28,453	2.2%	8,425	7,907	6.6%	20,657	20,546	0.5%	1,638	1,593	2.9%
Austin, TX	6,829	34,813	35,335	(1.5)%	15,044	14,380	4.6%	19,769	20,955	(5.7)%	1,607	1,623	(0.9)%
Raleigh/Durham, NC	5,350	26,498	25,987	2.0%	8,260	7,580	9.0%	18,238	18,407	(0.9)%	1,543	1,514	1.9%
Nashville, TN	4,375	23,594	23,255	1.5%	7,533	7,345	2.6%	16,061	15,910	0.9%	1,698	1,678	1.2%
Houston, TX	5,175	23,585	23,220	1.6%	10,456	10,184	2.7%	13,129	13,036	0.7%	1,428	1,395	2.4%
Fort Worth, TX	3,687	18,959	18,899	0.3%	6,510	6,650	(2.1)%	12,449	12,249	1.6%	1,575	1,556	1.3%
Charleston, SC	3,168	17,815	16,963	5.0%	5,621	5,121	9.8%	12,194	11,842	3.0%	1,780	1,687	5.5%
Phoenix, AZ	2,968	16,209	16,468	(1.6)%	4,306	4,001	7.6%	11,903	12,467	(4.5)%	1,744	1,760	(0.9)%
Jacksonville, FL	3,496	16,393	16,563	(1.0)%	5,837	5,529	5.6%	10,556	11,034	(4.3)%	1,534	1,547	(0.9)%
Northern Virginia	1,888	14,006	13,344	5.0%	4,349	4,049	7.4%	9,657	9,295	3.9%	2,376	2,269	4.7%
Greenville, SC	2,354	10,356	10,155	2.0%	3,633	2,721	33.5%	6,723	7,434	(9.6)%	1,325	1,296	2.2%
Savannah, GA	1,837	10,013	9,672	3.5%	3,557	3,038	17.1%	6,456	6,634	(2.7)%	1,695	1,623	4.4%
Richmond, VA	1,732	9,022	8,805	2.5%	2,784	2,789	(0.2)%	6,238	6,016	3.7%	1,644	1,596	3.0%
Fredericksburg, VA	1,435	8,424	8,196	2.8%	2,440	2,345	4.1%	5,984	5,851	2.3%	1,805	1,777	1.6%
Memphis, TN	1,811	7,923	7,827	1.2%	2,886	2,752	4.9%	5,037	5,075	(0.7)%	1,360	1,346	1.1%
Denver, CO	1,118	7,122	6,956	2.4%	2,120	2,056	3.1%	5,002	4,900	2.1%	1,972	1,943	1.5%
Birmingham, AL	1,462	6,670	6,593	1.2%	2,646	2,543	4.1%	4,024	4,050	(0.6)%	1,393	1,356	2.7%
San Antonio, TX	1,504	6,593	6,537	0.9%	2,788	2,828	(1.4)%	3,805	3,709	2.6%	1,385	1,379	0.4%
Kansas City, MO-KS	1,110	5,564	5,330	4.4%	1,941	1,887	2.9%	3,623	3,443	5.2%	1,579	1,522	3.8%
Huntsville, AL	1,228	5,304	5,316	(0.2)%	2,009	1,733	15.9%	3,295	3,583	(8.0)%	1,317	1,297	1.5%
Other	6,502	32,470	31,529	3.0%	11,344	10,865	4.4%	21,126	20,664	2.2%	1,586	1,544	2.8%
Total Same Store	97,289	$519,629	$512,431	1.4%	$185,046	$175,502	5.4%	$334,583	$336,929	(0.7)%	$1,690	$1,664	1.5%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2024	Q4 2023	% Chg	Q1 2024	Q4 2023	% Chg	Q1 2024	Q4 2023	% Chg	Q1 2024	Q4 2023	% Chg
Atlanta, GA	11,434	$65,121	$65,781	(1.0)%	$24,890	$24,003	3.7%	$40,231	$41,778	(3.7)%	$1,839	$1,850	(0.6)%
Dallas, TX	10,116	52,950	53,058	(0.2)%	20,959	21,351	(1.8)%	31,991	31,707	0.9%	1,668	1,669	(0.1)%
Tampa, FL	5,416	35,723	35,767	(0.1)%	12,384	11,364	9.0%	23,339	24,403	(4.4)%	2,094	2,105	(0.5)%
Orlando, FL	5,643	35,420	35,461	(0.1)%	12,324	11,835	4.1%	23,096	23,626	(2.2)%	1,987	1,992	(0.2)%
Charlotte, NC	5,651	29,082	29,181	(0.3)%	8,425	8,496	(0.8)%	20,657	20,685	(0.1)%	1,638	1,640	(0.1)%
Austin, TX	6,829	34,813	35,073	(0.7)%	15,044	16,102	(6.6)%	19,769	18,971	4.2%	1,607	1,617	(0.6)%
Raleigh/Durham, NC	5,350	26,498	26,664	(0.6)%	8,260	8,097	2.0%	18,238	18,567	(1.8)%	1,543	1,545	(0.2)%
Nashville, TN	4,375	23,594	23,684	(0.4)%	7,533	7,476	0.8%	16,061	16,208	(0.9)%	1,698	1,700	(0.1)%
Houston, TX	5,175	23,585	23,666	(0.3)%	10,456	10,294	1.6%	13,129	13,372	(1.8)%	1,428	1,429	(0.0)%
Fort Worth, TX	3,687	18,959	19,019	(0.3)%	6,510	7,177	(9.3)%	12,449	11,842	5.1%	1,575	1,576	(0.0)%
Charleston, SC	3,168	17,815	17,687	0.7%	5,621	5,492	2.3%	12,194	12,195	(0.0)%	1,780	1,771	0.5%
Phoenix, AZ	2,968	16,209	16,254	(0.3)%	4,306	4,153	3.7%	11,903	12,101	(1.6)%	1,744	1,751	(0.4)%
Jacksonville, FL	3,496	16,393	16,487	(0.6)%	5,837	5,962	(2.1)%	10,556	10,525	0.3%	1,534	1,548	(0.9)%
Northern Virginia	1,888	14,006	13,851	1.1%	4,349	3,979	9.3%	9,657	9,872	(2.2)%	2,376	2,356	0.8%
Greenville, SC	2,354	10,356	10,291	0.6%	3,633	3,651	(0.5)%	6,723	6,640	1.3%	1,325	1,327	(0.1)%
Savannah, GA	1,837	10,013	10,027	(0.1)%	3,557	3,146	13.1%	6,456	6,881	(6.2)%	1,695	1,694	0.1%
Richmond, VA	1,732	9,022	9,030	(0.1)%	2,784	2,750	1.2%	6,238	6,280	(0.7)%	1,644	1,649	(0.3)%
Fredericksburg, VA	1,435	8,424	8,342	1.0%	2,440	2,356	3.6%	5,984	5,986	(0.0)%	1,805	1,801	0.2%
Memphis, TN	1,811	7,923	7,937	(0.2)%	2,886	2,872	0.5%	5,037	5,065	(0.6)%	1,360	1,358	0.1%
Denver, CO	1,118	7,122	7,121	0.0%	2,120	2,327	(8.9)%	5,002	4,794	4.3%	1,972	1,977	(0.3)%
Birmingham, AL	1,462	6,670	6,782	(1.7)%	2,646	2,594	2.0%	4,024	4,188	(3.9)%	1,393	1,391	0.2%
San Antonio, TX	1,504	6,593	6,675	(1.2)%	2,788	2,961	(5.8)%	3,805	3,714	2.5%	1,385	1,387	(0.1)%
Kansas City, MO-KS	1,110	5,564	5,576	(0.2)%	1,941	1,853	4.7%	3,623	3,723	(2.7)%	1,579	1,577	0.2%
Huntsville, AL	1,228	5,304	5,363	(1.1)%	2,009	1,782	12.7%	3,295	3,581	(8.0)%	1,317	1,319	(0.1)%
Other	6,502	32,470	32,391	0.2%	11,344	10,798	5.1%	21,126	21,593	(2.2)%	1,586	1,583	0.2%
Total Same Store	97,289	$519,629	$521,168	(0.3)%	$185,046	$182,871	1.2%	$334,583	$338,297	(1.1)%	$1,690	$1,693	(0.2)%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		March 31, 2024			March 31, 2024				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
Novel Daybreak (2)	Salt Lake City, UT	400	262	177	$99,450	$93,927	$5,523	2Q21	2Q23	3Q24	1Q25
Novel Val Vista (2)	Phoenix, AZ	317	112	17	79,800	72,842	6,958	4Q20	4Q23	4Q24	3Q25
MAA Milepost 35	Denver, CO	352	84	49	125,000	102,732	22,268	1Q22	4Q23	4Q24	3Q25
MAA Nixie	Raleigh, NC	406	—	—	145,500	65,154	80,346	4Q22	4Q24	3Q25	3Q26
MAA Breakwater	Tampa, FL	495	—	—	197,500	110,917	86,583	4Q22	1Q25	4Q25	4Q26
Total Active		1,970	458	243	$647,250	$445,572	$201,678
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of March 31, 2024
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Central Avenue	Phoenix, AZ	323	82.0%	$101,922	(3)	3Q24
MAA Optimist Park	Charlotte, NC	352	81.5%	106,564	(3)	3Q24
Novel West Midtown (2)	Atlanta, GA	340	49.7%	91,187	3Q23	4Q24
Total		1,015	71.0%	$299,673
(1)
Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.
(2)
MAA owns 80% of the joint venture that owns this property.
(3)
Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Three months ended March 31, 2024
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
1,099	$6,936	$6,311	$93	6.6%	8,000 - 12,000

Supplemental Data S-7

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2024

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,389,463	94.9%	3.5%	7.5
Floating rate debt	235,000	5.1%	5.6%	0.1
Total	$4,624,463	100.0%	3.6%	7.2

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,264,290	92.2%	3.6%	5.7
Secured debt	360,173	7.8%	4.4%	24.8
Total	$4,624,463	100.0%	3.6%	7.2

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2024 NOI	Percent of Total
Unencumbered gross assets	$15,714,297	95.4%	$331,337	95.8%
Encumbered gross assets	762,661	4.6%	14,483	4.2%
Total	$16,476,958	100.0%	$345,820	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2024	$399,864	4.0%
2025	398,745	4.2%
2026	298,166	1.2%
2027	597,531	3.7%
2028	397,455	4.2%
2029	557,411	3.7%
2030	297,973	3.1%
2031	445,809	1.8%
2032	—	—
2033	—	—
Thereafter	996,509	4.2%
Total	$4,389,463	3.5%

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2024 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper (1) & Revolving Credit Facility (2)	Public Bonds	Secured	Total
2024	$235,000	$399,864	$—	$634,864
2025	—	398,745	—	398,745
2026	—	298,166	—	298,166
2027	—	597,531	—	597,531
2028	—	397,455	—	397,455
2029	—	557,411	—	557,411
2030	—	297,973	—	297,973
2031	—	445,809	—	445,809
2032	—	—	—	—
2033	—	—	—	—
Thereafter	—	636,336	360,173	996,509
Total	$235,000	$4,029,290	$360,173	$4,624,463
(1)
The $235.0 million maturing in 2024 reflects the principal outstanding under MAALP’s unsecured commercial paper program as of March 31, 2024. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended March 31, 2024, average daily borrowings outstanding under the commercial paper program were $235.7 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of March 31, 2024. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	28.1%	Yes
Total secured debt to adjusted total assets	40% or less	2.2%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	7.6x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	357.8%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	19.8%	Yes
Total secured debt to total capitalized asset value	40% or less	1.6%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	7.9x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	18.9%	Yes
(1)
The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-9

2024 GUIDANCE

MAA provides guidance on expected Core FFO per diluted Share and Core AFFO per diluted Share, which are non-GAAP financial measures, along with guidance for expected Earnings per diluted common share. A reconciliation of expected Earnings per diluted common share to expected Core FFO per diluted Share and Core AFFO per diluted Share is provided below.

	Full Year 2024
Earnings:	Current Range	Current Midpoint
Earnings per common share - diluted	$4.66 to $5.02	$4.84
Core FFO per Share - diluted	$8.70 to $9.06	$8.88
Core AFFO per Share - diluted	$7.74 to $8.10	$7.92

MAA Same Store Portfolio:
Number of units	97,290	97,290
Average physical occupancy	95.4% to 96.0%	95.7%
Property revenue growth	0.15% to 1.65%	0.90%
Effective rent growth	0.10% to 1.60%	0.85%
Property operating expense growth	4.10% to 5.60%	4.85%
NOI growth	-2.80% to 0.20%	-1.30%
Real estate tax expense growth	4.00% to 5.50%	4.75%

Corporate Expenses: ($ in millions)
Property management expenses	$72.0 to $74.0	$73.0
General and administrative expenses	$58.5 to $60.5	$59.5
Total overhead	$130.5 to $134.5	$132.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$350.0 to $450.0	$400.0
Multifamily disposition volume	$50.0 to $150.0	$100.0
Development investment	$250.0 to $350.0	$300.0

Debt:
Average effective interest rate	3.5% to 3.7%	3.6%
Capitalized interest ($ in millions)	$13.0 to $15.0	$14.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	119.75 to 120.25 million	120.0 million

RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2024 GUIDANCE

	Full Year 2024 Guidance Range
	Low	High
Earnings per common share - diluted	$4.66	$5.02
Real estate depreciation and amortization	4.91	4.91
Gains on sale of depreciable assets	(0.69)	(0.69)
FFO per Share - diluted	8.88	9.24
Non-Core FFO items (1)	(0.18)	(0.18)
Core FFO per Share - diluted	8.70	9.06
Recurring capital expenditures	(0.96)	(0.96)
Core AFFO per Share - diluted	$7.74	$8.10
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related (recoveries) charges, net, gain or loss on debt extinguishment, legal (recoveries), costs and settlements, net, and mark-to-market debt adjustments.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	A3	Stable
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2024	Q3 2024	Q4 2024	Q1 2025
Earnings release & conference call	Late July	Late October	Early February	Early May

Dividend Information - Common Shares:	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Declaration date	3/21/2023	5/16/2023	9/29/2023	12/12/2023	3/19/2024
Record date	4/14/2023	7/14/2023	10/13/2023	1/12/2024	4/15/2024
Payment date	4/28/2023	7/31/2023	10/31/2023	1/31/2024	4/30/2024
Distributions per share	$1.4000	$1.4000	$1.4000	$1.4700	$1.4700

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-11